                                                                               .
                                                                               .
                                                                               .
                                                                   Exhibit 21.1



LEGAL ENTITY                                                      CURRENT DBA IN USE                           STATE OF ORGANIZATION
------------                                                      ------------------                           ---------------------
------------------------------------------------------------------------------------------------------------------------------------
7 Rod Real Estate North, a Limited Liability Company                                                                    WY
------------------------------------------------------------------------------------------------------------------------------------
7 Rod Real Estate South, a Limited Liability Company                                                                    WY
------------------------------------------------------------------------------------------------------------------------------------
A&R Insurance Enterprises, Inc.                                                                                         FL
------------------------------------------------------------------------------------------------------------------------------------
Abraham Chevrolet-Miami, Inc.                                     Maroone Chevrolet of Miami; Maroone Collision
                                                                  Repair Center                                         DE
------------------------------------------------------------------------------------------------------------------------------------
Abraham Chevrolet-Tampa, Inc.                                     AutoWay Chevrolet - Tampa                             DE
------------------------------------------------------------------------------------------------------------------------------------
ACER Fiduciary, Inc.                                                                                                    DE
------------------------------------------------------------------------------------------------------------------------------------
Al Maroone Ford, LLC                                              Al Maroone Ford                                       DE
------------------------------------------------------------------------------------------------------------------------------------
Albert Berry Motors, Inc.                                                                                               TX
------------------------------------------------------------------------------------------------------------------------------------
Allison Bavarian                                                  Allison BMW                                           CA
------------------------------------------------------------------------------------------------------------------------------------
All-State Rent A Car, Inc.                                                                                              NV
------------------------------------------------------------------------------------------------------------------------------------
American Way Motors, Inc.                                         Dobbs Honda on Mendenhall                             TN
------------------------------------------------------------------------------------------------------------------------------------
America's Car Stop                                                                                                      CA
------------------------------------------------------------------------------------------------------------------------------------
AN Corpus Christi Chevrolet, LP                                   Vista Chevrolet; Vista Cadillac Oldsmobile            TX
------------------------------------------------------------------------------------------------------------------------------------
AN Corpus Christi GP, LLC                                                                                               DE
------------------------------------------------------------------------------------------------------------------------------------
AN Corpus Christi Imports Adv. GP, LLC                                                                                  DE
------------------------------------------------------------------------------------------------------------------------------------
AN Corpus Christi Imports Adv., LP                                                                                      TX
------------------------------------------------------------------------------------------------------------------------------------
AN Corpus Christi Imports GP, LLC                                                                                       DE
------------------------------------------------------------------------------------------------------------------------------------
AN Corpus Christi Imports II GP, LLC                                                                                    DE
------------------------------------------------------------------------------------------------------------------------------------
AN Corpus Christi Imports II, LP                                  Champion Isuzu                                        TX
------------------------------------------------------------------------------------------------------------------------------------
AN Corpus Christi Imports, LP                                     Champion Mitsubishi                                   TX
------------------------------------------------------------------------------------------------------------------------------------
AN Corpus Christi T. Imports GP, LLC                                                                                    DE
------------------------------------------------------------------------------------------------------------------------------------
AN Corpus Christi T. Imports, LP                                  Champion Toyota Corpus Christi                        TX
------------------------------------------------------------------------------------------------------------------------------------
AN County Line Ford, Inc.                                         County Line Ford                                      TX
------------------------------------------------------------------------------------------------------------------------------------
AN Dealership Holding Corp.
                                                                                                                        FL
------------------------------------------------------------------------------------------------------------------------------------
AN Fremont Luxury Imports, Inc.                                   Claridge's BMW                                        DE
------------------------------------------------------------------------------------------------------------------------------------
AN Luxury Imports GP, LLC                                                                                               DE
------------------------------------------------------------------------------------------------------------------------------------
AN Luxury Imports of Pembroke Pines, Inc.                         Mercedes-Benz of Pembroke Pines                       DE
------------------------------------------------------------------------------------------------------------------------------------
AN Luxury Imports of Sarasota, Inc.                               Glauser                                               DE
------------------------------------------------------------------------------------------------------------------------------------
AN Luxury Imports, Ltd.                                           John Roberts BMW of Dallas                            TX
------------------------------------------------------------------------------------------------------------------------------------
AN Pontiac GMC Houston North GP, LLC                                                                                    DE
------------------------------------------------------------------------------------------------------------------------------------
AN Pontiac GMC Houston North, LP                                  Champion Pontiac GMC Houston North                    TX
------------------------------------------------------------------------------------------------------------------------------------
AN/CF Acquisition Corp.                                           Courtesy Ford                                         DE
------------------------------------------------------------------------------------------------------------------------------------
AN/FGJE Acquisition Corp.                                         Mike Shad Chrysler Jeep Phillips Hwy                  DE
------------------------------------------------------------------------------------------------------------------------------------
AN/FMK Acquisition Corp.                                          Autowest Mitsubishi                                   DE
------------------------------------------------------------------------------------------------------------------------------------
AN/MF Acquisition Corp.                                           Joe Madden Ford                                       DE
------------------------------------------------------------------------------------------------------------------------------------
AN/MNI Acquisition Corp.                                          Dobbs Nissan                                          DE
------------------------------------------------------------------------------------------------------------------------------------
AN/PF Acquisition Corp.                                           Ford of Bellevue                                      DE
------------------------------------------------------------------------------------------------------------------------------------
AN/STD Acquisition Corp.                                          Team Dodge of Stone Mountain                          DE
------------------------------------------------------------------------------------------------------------------------------------
Anderson Chevrolet                                                Anderson Chevrolet - Menlo Park                       CA
------------------------------------------------------------------------------------------------------------------------------------
Anderson Chevrolet Los Gatos, Inc.                                Anderson Chevrolet - Los Gatos                        CA
------------------------------------------------------------------------------------------------------------------------------------
Anderson Cupertino, Inc.                                          Anderson Chevrolet, Chrysler-Plymouth - Cupertino     CA
------------------------------------------------------------------------------------------------------------------------------------
Anderson Dealership Group                                                                                               CA
------------------------------------------------------------------------------------------------------------------------------------
ANFS Texas Insurance Services Corp.                                                                                     TX
------------------------------------------------------------------------------------------------------------------------------------
Appleway Chevrolet, Inc.                                          Appleway Chevrolet; Appleway Mazda-Subaru;
                                                                  Appleway Mitsubishi; Appleway Toyota;
                                                                  Appleway Volkswagen-Audi                              WA
------------------------------------------------------------------------------------------------------------------------------------
Atrium Restaurants, Inc.                                                                                                FL
------------------------------------------------------------------------------------------------------------------------------------
Auto Ad Agency, Inc.                                                                                                    MD
------------------------------------------------------------------------------------------------------------------------------------
Auto By Internet, Inc.                                                                                                  FL
------------------------------------------------------------------------------------------------------------------------------------
Auto Car, Inc.                                                    Autowest Honda-Roseville                              CA
------------------------------------------------------------------------------------------------------------------------------------


LEGAL ENTITY                                                      CURRENT DBA IN USE                           STATE OF ORGANIZATION
------------                                                      ------------------                           ---------------------
------------------------------------------------------------------------------------------------------------------------------------
Auto Holding Corp.                                                                                                      DE
------------------------------------------------------------------------------------------------------------------------------------
Auto Mission Ltd.                                                 Hayward Toyota                                        CA
------------------------------------------------------------------------------------------------------------------------------------
Auto West, Inc.                                                   Autowest Dodge Chrysler-Plymouth Isuzu                CA
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Benefits Company, Inc.                                                                                       FL
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Cayman Insurance Company, Ltd.                                                                         Cayman Islands
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Corporate Management, LLC                                                                                    DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Denver Management, LLC                                                                                       DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Dodge of Pembroke Pines, Inc.                          Maroone Dodge of Pembroke Pines                       DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation DS Investments, Inc.                                                                                         TX
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Enterprises Incorporated                                                                                     FL
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Financial Services Corp.                                                                                     DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Floor Plan Funding Corp.                                                                                     DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Fort Worth Motors, Ltd.                                Hudiburg Chevrolet                                    TX
------------------------------------------------------------------------------------------------------------------------------------
AutoNation GM GP, LLC                                                                                                   DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Holding Corp.                                                                                                DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Imports Northwest, Inc.                                                                                      DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Imports of Katy GP, LLC                                                                                      DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Imports of Katy, L.P.                                  Champion Nissan                                       TX
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Imports of Lithia Springs, Inc.                        Team Toyota                                           DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Imports of Longwood, Inc.                              Courtesy Honda                                        DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Imports of Palm Beach, Inc.                            Lexus of Palm Beach                                   DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Imports of Winter Park, Inc.                           Courtesy Toyota                                       DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Insurance Company, Inc.                                                                                      VT
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Midwest Management, LLC                                                                                      DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Motors Holding Corp.                                                                                         DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Motors of Lithia Springs, Inc.                         Team Mitsubishi of Lithia Springs                     DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation North Florida Management, LLC                                                                                DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation North Texas Management GP, LLC                                                                               DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation North Texas Management, LP                                                                                   TX
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Northwest Management, LLC                                                                                    DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Orlando Venture Holdings, Inc.                                                                               DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Realty Corporation                                                                                           DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Receivables Corporation                                                                                      DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Receivables Funding Corp.                                                                                    DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation South Florida Management, LLC                          Maroone Shared Resource Center                        DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation South Texas Management GP, LLC                                                                               DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation South Texas Management, LP                                                                                   TX
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Southeast Management, LLC                                                                                    DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Southern California Management, LLC                                                                          DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation Southwest Management, LLC                                                                                    DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNation USA of Perrine, Inc.                                   Maroone Nissan of Kendall                             DE
------------------------------------------------------------------------------------------------------------------------------------
AutoNationDirect.com, Inc.                                                                                              DE
------------------------------------------------------------------------------------------------------------------------------------
Bankston Auto, Inc.                                                                                                     TX
------------------------------------------------------------------------------------------------------------------------------------
Bankston Chrysler Jeep of Frisco, L.P.                            Bankston Chrysler Jeep Dodge of Frisco                TX
------------------------------------------------------------------------------------------------------------------------------------
Bankston CJ GP, LLC                                                                                                     DE
------------------------------------------------------------------------------------------------------------------------------------
Bankston Ford of Frisco, Ltd. Co.                                 Bankston Ford of Frisco                               TX
------------------------------------------------------------------------------------------------------------------------------------
Bankston Nissan in Irving, Inc.                                   Bankston Nissan Irving                                TX
------------------------------------------------------------------------------------------------------------------------------------
Bankston Nissan Lewisville GP, LLC                                                                                      DE
------------------------------------------------------------------------------------------------------------------------------------
Bankston Nissan Lewisville, Ltd.                                  Bankston Nissan Lewisville                            TX
------------------------------------------------------------------------------------------------------------------------------------
Bargain Rent-A-Car                                                Lexus of Cerritos                                     CA
------------------------------------------------------------------------------------------------------------------------------------
Batfish, LLC                                                                                                            CO
------------------------------------------------------------------------------------------------------------------------------------
BBCSS, Inc.                                                                                                             AZ
------------------------------------------------------------------------------------------------------------------------------------
Beach City Chevrolet Company, Inc.                                Power Chevrolet Long Beach                            CA
------------------------------------------------------------------------------------------------------------------------------------
Beacon Motors, Inc.                                               Maroone Chevrolet of West Dade                        FL
------------------------------------------------------------------------------------------------------------------------------------

LEGAL ENTITY                                                      CURRENT DBA IN USE                           STATE OF ORGANIZATION
------------                                                      ------------------                           ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Bell Dodge, LLC                                                   Lou Grubb Dodge                                       DE
------------------------------------------------------------------------------------------------------------------------------------
Bengal Motor Company, Ltd.                                        Maroone Honda of Miami                                FL
------------------------------------------------------------------------------------------------------------------------------------
Bengal Motors, Inc.                                                                                                     FL
------------------------------------------------------------------------------------------------------------------------------------
Bill Ayares Chevrolet, LLC                                        Fox Chevrolet of Laurel                               DE
------------------------------------------------------------------------------------------------------------------------------------
Bledsoe Dodge, LLC                                                Bankston Dodge Dallas; Bankston Dodge Grand
                                                                  Prairie                                               DE
------------------------------------------------------------------------------------------------------------------------------------
Bob Townsend Ford, Inc.                                           Bob Townsend Ford                                     DE
------------------------------------------------------------------------------------------------------------------------------------
Body Shop Holding Corp.                                                                                                 DE
------------------------------------------------------------------------------------------------------------------------------------
BOSC Automotive Realty, Inc.                                                                                            DE
------------------------------------------------------------------------------------------------------------------------------------
Brown & Brown Chevrolet - Superstition Springs, LLC               Brown & Brown Chevrolet Superstition Springs          AZ
------------------------------------------------------------------------------------------------------------------------------------
Brown & Brown Chevrolet, Inc.                                     Brown & Brown Chevrolet                               AZ
------------------------------------------------------------------------------------------------------------------------------------
Brown & Brown Nissan Mesa, LLC                                    Brown & Brown Nissan Mesa                             AZ
------------------------------------------------------------------------------------------------------------------------------------
Brown & Brown Nissan, Inc.                                        Brown & Brown Nissan                                  AZ
------------------------------------------------------------------------------------------------------------------------------------
Buick Mart Limited Partnership                                                                                          GA
------------------------------------------------------------------------------------------------------------------------------------
Bull Motors, LLC                                                  Maroone Ford of Miami                                 DE
------------------------------------------------------------------------------------------------------------------------------------
C. Garrett, Inc.                                                                                                        CO
------------------------------------------------------------------------------------------------------------------------------------
Carlisle Motors, LLC                                              AutoWay Ford - St. Petersburg; AutoWay Lincoln-
                                                                  Mercury Clearwater                                    DE
------------------------------------------------------------------------------------------------------------------------------------
Carwell, LLC                                                      Land Rover South Bay; Mercedes Benz of South Bay      DE
------------------------------------------------------------------------------------------------------------------------------------
Cerritos Body Works, Inc.                                         Power Volvo Irvine; Irvine Auto Body                  CA
------------------------------------------------------------------------------------------------------------------------------------
Cerritos Imports, Inc.                                            Power Volvo Cerritos                                  DE
------------------------------------------------------------------------------------------------------------------------------------
Champion Chevrolet, LLC                                           Power Chevrolet; Power Pontiac Buick GMC              DE
------------------------------------------------------------------------------------------------------------------------------------
Champion Ford, Inc.                                               Champion Ford, Inc.                                   TX
------------------------------------------------------------------------------------------------------------------------------------
Charlie Hillard, Inc.                                             Charlie Hillard Ford, Mazda, Buick                    TX
------------------------------------------------------------------------------------------------------------------------------------
Charlie Thomas Chevrolet GP, LLC                                                                                        DE
------------------------------------------------------------------------------------------------------------------------------------
Charlie Thomas Chevrolet, Ltd.                                    Champion Chevrolet Mitsubishi Gulf Freeway            TX
------------------------------------------------------------------------------------------------------------------------------------
Charlie Thomas Chrysler-Plymouth, Inc.                            Champion Chrysler Jeep Isuzu Hyundai                  TX
------------------------------------------------------------------------------------------------------------------------------------
Charlie Thomas' Courtesy Ford, Ltd.                               Champion Ford Mazda                                   TX
------------------------------------------------------------------------------------------------------------------------------------
Charlie Thomas' Courtesy GP, LLC                                                                                        DE
------------------------------------------------------------------------------------------------------------------------------------
Charlie Thomas Courtesy Leasing, Inc.                                                                                   TX
------------------------------------------------------------------------------------------------------------------------------------
Charlie Thomas F. GP, LLC                                                                                               DE
------------------------------------------------------------------------------------------------------------------------------------
Charlie Thomas Ford, Ltd.                                         Champion Ford Gulf Freeway                            TX
------------------------------------------------------------------------------------------------------------------------------------
Chesrown Auto, LLC                                                John Elway Ford Boulder                               DE
------------------------------------------------------------------------------------------------------------------------------------
Chesrown Chevrolet, LLC                                           John Elway Chevrolet                                  DE
------------------------------------------------------------------------------------------------------------------------------------
Chesrown Collision Center, Inc.                                   AutoNation Collision Repair Center                    CO
------------------------------------------------------------------------------------------------------------------------------------
Chesrown Ford, Inc.                                               John Elway Ford West                                  CO
------------------------------------------------------------------------------------------------------------------------------------
Chevrolet World, Inc.                                             Courtesy Chevrolet at the Airport                     FL
------------------------------------------------------------------------------------------------------------------------------------
Chuck Clancy Ford of Marietta, LLC                                Team Ford of Marietta                                 DE
------------------------------------------------------------------------------------------------------------------------------------
Coastal Cadillac, Inc.                                            Coastal Cadillac                                      FL
------------------------------------------------------------------------------------------------------------------------------------
Consumer Car Care Corporation                                                                                           TN
------------------------------------------------------------------------------------------------------------------------------------
Contemporary Cars, Inc.                                           Mercedes-Benz of Orlando; Porsche of North Orlando    FL
------------------------------------------------------------------------------------------------------------------------------------
Cook-Whitehead Ford, Inc.                                         Cook-Whitehead Ford                                   FL
------------------------------------------------------------------------------------------------------------------------------------
Corporate Properties Holding, Inc.                                                                                      DE
------------------------------------------------------------------------------------------------------------------------------------
Costa Mesa Cars, Inc.                                             Power Honda Costa Mesa                                CA
------------------------------------------------------------------------------------------------------------------------------------
Courtesy Auto Group, Inc.                                         Courtesy Buick; Courtesy Pontiac-GMC                  FL
------------------------------------------------------------------------------------------------------------------------------------
Covington Pike Motors, Inc.                                       Dobbs Honda on Covington Pike                         TN
------------------------------------------------------------------------------------------------------------------------------------
Credit Management Acceptance Corporation                                                                                FL
------------------------------------------------------------------------------------------------------------------------------------
CT Intercontinental GP, LLC                                                                                             DE
------------------------------------------------------------------------------------------------------------------------------------
CT Intercontinental, Ltd.                                         BMW of Houston North                                  TX
------------------------------------------------------------------------------------------------------------------------------------

LEGAL ENTITY                                                      CURRENT DBA IN USE                           STATE OF ORGANIZATION
------------                                                      ------------------                           ---------------------

------------------------------------------------------------------------------------------------------------------------------------
CT Motors, Inc.                                                   Charlie Thomas Acura                                  TX
------------------------------------------------------------------------------------------------------------------------------------
D/L Motor Company                                                 AutoWay Honda                                         FL
------------------------------------------------------------------------------------------------------------------------------------
Deal Dodge of Des Plaines, Inc.                                                                                         IL
------------------------------------------------------------------------------------------------------------------------------------
Dealership Properties, Inc.                                                                                             NV
------------------------------------------------------------------------------------------------------------------------------------
Dealership Realty Corporation                                                                                           TX
------------------------------------------------------------------------------------------------------------------------------------
Desert Buick-GMC Management Group, Inc.                                                                                 NV
------------------------------------------------------------------------------------------------------------------------------------
Desert Buick-GMC Trucks, LLC                                      Desert Buick, GMC                                     DE
------------------------------------------------------------------------------------------------------------------------------------
Desert Chrysler-Plymouth, Inc.                                    Desert Chrysler-Plymouth Jeep                         DE
------------------------------------------------------------------------------------------------------------------------------------
Desert Dodge, Inc.                                                Desert Chrysler Jeep Dodge                            NV
------------------------------------------------------------------------------------------------------------------------------------
Desert GMC, LLC                                                   Desert GMC, Pontiac, Buick                            DE
------------------------------------------------------------------------------------------------------------------------------------
Desert GMC-East, Inc.                                                                                                   NV
------------------------------------------------------------------------------------------------------------------------------------
Desert Lincoln-Mercury, Inc.                                      Desert Lincoln-Mercury                                NV
------------------------------------------------------------------------------------------------------------------------------------
Dobbs Brothers Buick-Pontiac, Inc.                                Dobbs Mazda; Dobbs Mitsubishi; Dobbs Pontiac-GMC      TN
------------------------------------------------------------------------------------------------------------------------------------
Dobbs Ford of Memphis, Inc.                                       Dobbs Ford at Wolfchase                               DE
------------------------------------------------------------------------------------------------------------------------------------
Dobbs Ford, Inc.                                                  Dobbs Ford                                            FL
------------------------------------------------------------------------------------------------------------------------------------
Dobbs Mobile Bay, Inc.                                            Treadwell Ford                                        AL
------------------------------------------------------------------------------------------------------------------------------------
Dobbs Motors of Arizona, Inc.                                     Dobbs Honda                                           AZ
------------------------------------------------------------------------------------------------------------------------------------
Dodge of Bellevue, Inc.                                           Dodge of Bellevue                                     DE
------------------------------------------------------------------------------------------------------------------------------------
Don Mealey Chevrolet, Inc.                                        Courtesy Chevrolet at West Colonial                   FL
------------------------------------------------------------------------------------------------------------------------------------
Don Mealey Imports, Inc.                                          Courtesy Acura                                        FL
------------------------------------------------------------------------------------------------------------------------------------
Don-A-Vee Jeep Eagle, Inc.                                                                                              CA
------------------------------------------------------------------------------------------------------------------------------------
Downers Grove Dodge, Inc.                                         Downers Grove Dodge                                   DE
------------------------------------------------------------------------------------------------------------------------------------
Driver's Mart Worldwide, Inc.                                                                                           VA
------------------------------------------------------------------------------------------------------------------------------------
Eastgate Ford, Inc.                                               Eastgate Ford                                         OH
------------------------------------------------------------------------------------------------------------------------------------
Ed Mullinax Ford, LLC                                             Ed Mullinax Ford                                      DE
------------------------------------------------------------------------------------------------------------------------------------
Edgren Motor Company, Inc.                                        Autowest Honda-Fremont                                CA
------------------------------------------------------------------------------------------------------------------------------------
El Monte Imports, Inc.                                            Power Nissan El Monte                                 DE
------------------------------------------------------------------------------------------------------------------------------------
El Monte Motors, Inc.                                             Power Chevrolet El Monte                              DE
------------------------------------------------------------------------------------------------------------------------------------
Elmhurst Auto Mall, Inc.                                                                                                IL
------------------------------------------------------------------------------------------------------------------------------------
Elmhurst Dodge, Inc.                                              Elmhurst Dodge                                        IL
------------------------------------------------------------------------------------------------------------------------------------
Emich Chrysler Plymouth, LLC                                      John Elway Chrysler-Plymouth  Jeep on Broadway        DE
------------------------------------------------------------------------------------------------------------------------------------
Emich Dodge, LLC                                                  John Elway Dodge on Arapahoe Road                     DE
------------------------------------------------------------------------------------------------------------------------------------
Emich Oldsmobile, LLC                                             John Elway Chrysler Jeep West; John Elway
                                                                  Lamborghini; John Elway Subaru South; John
                                                                  Elway Pontiac Buick GMC West; John Elway
                                                                  Pontiac Buick GMC South                               DE
------------------------------------------------------------------------------------------------------------------------------------
Emich Subaru West, LLC                                            John Elway Subaru West                                DE
------------------------------------------------------------------------------------------------------------------------------------
Empire Services Agency, Inc.                                                                                            FL
------------------------------------------------------------------------------------------------------------------------------------
Empire Warranty Corporation                                                                                             FL
------------------------------------------------------------------------------------------------------------------------------------
Empire Warranty Holding Company                                                                                         FL
------------------------------------------------------------------------------------------------------------------------------------
Financial Services GP, LLC                                                                                              DE
------------------------------------------------------------------------------------------------------------------------------------
Financial Services, Ltd.                                          Champion Auto Auction                                 TX
------------------------------------------------------------------------------------------------------------------------------------
First Team Automotive Corp.                                                                                             DE
------------------------------------------------------------------------------------------------------------------------------------
First Team Ford of Manatee, Ltd.                                  AutoWay Ford-Bradenton                                FL
------------------------------------------------------------------------------------------------------------------------------------
First Team Ford, Ltd.                                             Courtesy Ford                                         FL
------------------------------------------------------------------------------------------------------------------------------------
First Team Imports, Ltd.                                                                                                FL
------------------------------------------------------------------------------------------------------------------------------------
First Team Jeep Eagle, Chrysler Plymouth, Ltd.                    Courtesy Chrysler Jeep of Casselberry                 FL
------------------------------------------------------------------------------------------------------------------------------------
First Team Management, Inc.                                                                                             FL
------------------------------------------------------------------------------------------------------------------------------------
First Team Premier, Ltd.                                                                                                FL
------------------------------------------------------------------------------------------------------------------------------------
Fit Kit, Inc.                                                     Power Toyota Buena Park                               CA
------------------------------------------------------------------------------------------------------------------------------------
Florida Auto Corp.                                                                                                      DE
------------------------------------------------------------------------------------------------------------------------------------

LEGAL ENTITY                                                      CURRENT DBA IN USE                           STATE OF ORGANIZATION
------------                                                      ------------------                           ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Ford of Garden Grove Limited Partnership                                                                                GA
------------------------------------------------------------------------------------------------------------------------------------
Ford of Kirkland, Inc.                                            Kirkland Ford                                         WA
------------------------------------------------------------------------------------------------------------------------------------
Fox Buick Isuzu, LLC                                              Fox Buick-Isuzu-Pontiac-GMC                           DE
------------------------------------------------------------------------------------------------------------------------------------
Fox Chevrolet, LLC                                                Fox Chevrolet                                         DE
------------------------------------------------------------------------------------------------------------------------------------
Fox Hyundai, Inc.                                                                                                       MD
------------------------------------------------------------------------------------------------------------------------------------
Fox Imports, LLC                                                  Fox Mitsubishi                                        DE
------------------------------------------------------------------------------------------------------------------------------------
Fred Oakley Motors, Inc.                                          Bankston Dodge Irving                                 DE
------------------------------------------------------------------------------------------------------------------------------------
Ft. Lauderdale Nissan, Inc.                                       Maroone Nissan of Ft. Lauderdale                      FL
------------------------------------------------------------------------------------------------------------------------------------
G.B. Import Sales & Service, LLC                                  Power Volvo South Bay                                 DE
------------------------------------------------------------------------------------------------------------------------------------
Gene Evans Ford, LLC                                              Gene Evans Team Ford                                  DE
------------------------------------------------------------------------------------------------------------------------------------
George Sutherlin Nissan, LLC                                      Team Nissan of Marietta                               DE
------------------------------------------------------------------------------------------------------------------------------------
Golf Mill Ford, Inc.                                              Golf Mill Ford                                        DE
------------------------------------------------------------------------------------------------------------------------------------
Government Boulevard Motors, Inc.                                 Treadwell Honda                                       AL
------------------------------------------------------------------------------------------------------------------------------------
Gulf Management, Inc.                                             Lexus of Clearwater; Lexus of Tampa Bay               FL
------------------------------------------------------------------------------------------------------------------------------------
Hayward Dodge, Inc.                                               Hayward Dodge, Hyundai                                DE
------------------------------------------------------------------------------------------------------------------------------------
Hillard Auto Group, Inc.                                                                                                TX
------------------------------------------------------------------------------------------------------------------------------------
Hollywood Imports Limited, Inc.                                   Maroone Honda of Hollywood                            FL
------------------------------------------------------------------------------------------------------------------------------------
Hollywood Kia, Inc.                                               Maroone Kia of Hollywood                              FL
------------------------------------------------------------------------------------------------------------------------------------
Horizon Chevrolet, Inc.                                           Horizon Chevrolet                                     OH
------------------------------------------------------------------------------------------------------------------------------------
House of Imports, Inc.                                            House of Imports                                      CA
------------------------------------------------------------------------------------------------------------------------------------
Houston Auto M. Imports Greenway, Ltd.                            Mercedes Benz of Houston Greenway                     TX
------------------------------------------------------------------------------------------------------------------------------------
Houston Auto M. Imports North, Ltd.                               Mercedes Benz of Houston North                        TX
------------------------------------------------------------------------------------------------------------------------------------
Houston Imports Greenway GP, LLC                                                                                        DE
------------------------------------------------------------------------------------------------------------------------------------
Houston Imports North GP, LLC                                                                                           DE
------------------------------------------------------------------------------------------------------------------------------------
Hub Motor Company, LLC                                            Team Ford                                             DE
------------------------------------------------------------------------------------------------------------------------------------
Irvine Imports, Inc.                                              Power Toyota Irvine                                   CA
------------------------------------------------------------------------------------------------------------------------------------
Irvine Toyota/Nissan/Volvo Limited Partnership                                                                          GA
------------------------------------------------------------------------------------------------------------------------------------
Jemautco, Inc.                                                                                                          OH
------------------------------------------------------------------------------------------------------------------------------------
Jerry Gleason Chevrolet, Inc.                                     Jerry Gleason Chevrolet                               IL
------------------------------------------------------------------------------------------------------------------------------------
Jerry Gleason Dodge, Inc.                                         Jerry Gleason Dodge                                   IL
------------------------------------------------------------------------------------------------------------------------------------
Jim Quinlan Chevrolet Co.                                         AutoWay Chevrolet                                     DE
------------------------------------------------------------------------------------------------------------------------------------
Jim Quinlan Ford Lincoln-Mercury, Inc.                            AutoWay Ford, Lincoln-Mercury                         FL
------------------------------------------------------------------------------------------------------------------------------------
Joe MacPherson Ford                                               Power Ford Tustin                                     CA
------------------------------------------------------------------------------------------------------------------------------------
Joe MacPherson Imports No.I                                                                                             CA
------------------------------------------------------------------------------------------------------------------------------------
Joe MacPherson Infiniti                                           Infiniti Tustin                                       CA
------------------------------------------------------------------------------------------------------------------------------------
Joe MacPherson Oldsmobile                                         Joe MacPherson Body & Paint                           CA
------------------------------------------------------------------------------------------------------------------------------------
John M. Lance Ford, LLC                                           John Lance Ford                                       DE
------------------------------------------------------------------------------------------------------------------------------------
J-R Advertising Company                                                                                                 CO
------------------------------------------------------------------------------------------------------------------------------------
J-R Motors Company North                                          John Elway Honda; John Elway Mazda Hyundai North      CO
------------------------------------------------------------------------------------------------------------------------------------
J-R Motors Company South                                          John Elway Toyota                                     CO
------------------------------------------------------------------------------------------------------------------------------------
JRJ Investments, Inc.                                             Desert BMW of Las Vegas; Desert Volkswagen,
                                                                  Audi; Desert BMW of Henderson                         NV
------------------------------------------------------------------------------------------------------------------------------------
J-R-M Motors Company Northwest, LLC                                                                                     CO
------------------------------------------------------------------------------------------------------------------------------------
Kenyon Dodge, Inc.                                                AutoWay Dodge                                         FL
------------------------------------------------------------------------------------------------------------------------------------
King's Crown Ford, Inc.                                           Mike Shad Ford at the Avenues                         DE
------------------------------------------------------------------------------------------------------------------------------------
Kirkland Pontiac-Buick-GMC, Inc.                                                                                        WA
------------------------------------------------------------------------------------------------------------------------------------
L.P. Evans Motors WPB, Inc.                                       Mercedes-Benz of Miami                                FL
------------------------------------------------------------------------------------------------------------------------------------
L.P. Evans Motors, Inc.                                           Maroone Nissan of Miami                               FL
------------------------------------------------------------------------------------------------------------------------------------
Lance Children, Inc.                                                                                                    OH
------------------------------------------------------------------------------------------------------------------------------------
Leesburg Imports, LLC                                             Leesburg Honda                                        DE
------------------------------------------------------------------------------------------------------------------------------------
Leesburg Motors, LLC                                              Leesburg Toyota                                       DE
------------------------------------------------------------------------------------------------------------------------------------
Les Marks Chevrolet, Inc.                                         Champion Chevrolet Mazda LaPorte                      TX
------------------------------------------------------------------------------------------------------------------------------------
Lew Webb's Ford, Inc.                                             Power Ford Garden Grove                               CA
------------------------------------------------------------------------------------------------------------------------------------

LEGAL ENTITY                                                      CURRENT DBA IN USE                           STATE OF ORGANIZATION
------------                                                      ------------------                           ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Lew Webb's Irvine Nissan, Inc.                                    Power Nissan Irvine                                   CA
------------------------------------------------------------------------------------------------------------------------------------
Lewisville Imports GP, LLC                                                                                              DE
------------------------------------------------------------------------------------------------------------------------------------
Lewisville Imports, Ltd.                                          Bankston Honda                                        TX
------------------------------------------------------------------------------------------------------------------------------------
Lexus of Cerritos Limited Partnership                                                                                   GA
------------------------------------------------------------------------------------------------------------------------------------
Lot 4 Real Estate Holding, LLC                                                                                          DE
------------------------------------------------------------------------------------------------------------------------------------
Lou Grubb Chevrolet, LLC                                          Lou Grubb Chevrolet                                   DE
------------------------------------------------------------------------------------------------------------------------------------
Lou Grubb Chevrolet-Arrowhead, Inc.                               Lou Grubb Chevrolet-Arrowhead                         DE
------------------------------------------------------------------------------------------------------------------------------------
Lou Grubb Ford, LLC                                               Lou Grubb Ford                                        DE
------------------------------------------------------------------------------------------------------------------------------------
M S & S Toyota, Inc.                                              Maroone Toyota                                        FL
------------------------------------------------------------------------------------------------------------------------------------
M.L.F. Insurance Agency                                                                                                 OH
------------------------------------------------------------------------------------------------------------------------------------
MacHoward Leasing                                                 Power Chevrolet Irvine                                CA
------------------------------------------------------------------------------------------------------------------------------------
MacPherson Enterprises, Inc.                                                                                            CA
------------------------------------------------------------------------------------------------------------------------------------
Magic Acquisition Corp.                                           Power Ford Valencia                                   DE
------------------------------------------------------------------------------------------------------------------------------------
Marks Family Dealerships, Inc.                                                                                          TX
------------------------------------------------------------------------------------------------------------------------------------
Marks Transport, Inc.                                             Champion Toyota Gulf Freeway                          TX
------------------------------------------------------------------------------------------------------------------------------------
Maroone Chevrolet Ft. Lauderdale, Inc.                            Maroone Chevrolet of Fort Lauderdale                  FL
------------------------------------------------------------------------------------------------------------------------------------
Maroone Chevrolet, LLC                                            Maroone Chevrolet of Pembroke Pines                   DE
------------------------------------------------------------------------------------------------------------------------------------
Maroone Dodge, LLC                                                Maroone Dodge of Miami                                DE
------------------------------------------------------------------------------------------------------------------------------------
Maroone Ford, LLC                                                 Maroone Ford of Ft. Lauderdale                        DE
------------------------------------------------------------------------------------------------------------------------------------
Maroone Isuzu, LLC                                                Maroone Isuzu                                         DE
------------------------------------------------------------------------------------------------------------------------------------
Maroone Management Services, Inc                                  Maroone Chrysler Jeep                                 FL
------------------------------------------------------------------------------------------------------------------------------------
Maroone Oldsmobile, LLC                                           Maroone Oldsmobile                                    DE
------------------------------------------------------------------------------------------------------------------------------------
MC/RII, LLC                                                                                                             OH
------------------------------------------------------------------------------------------------------------------------------------
Mealey Holdings, Inc.                                                                                                   FL
------------------------------------------------------------------------------------------------------------------------------------
Mechanical Warranty Protection, Inc.                                                                                    FL
------------------------------------------------------------------------------------------------------------------------------------
Metro Chrysler Jeep, Inc.                                         Courtesy Chrysler Jeep at Sanford                     FL
------------------------------------------------------------------------------------------------------------------------------------
Midway Chevrolet, Inc.                                            Midway Chevrolet                                      TX
------------------------------------------------------------------------------------------------------------------------------------
Mike Hall Chevrolet, Inc.                                         Champion Chevrolet Hwy 6                              DE
------------------------------------------------------------------------------------------------------------------------------------
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.                      Mike Shad Chrysler Jeep at Cassat                     FL
------------------------------------------------------------------------------------------------------------------------------------
Mike Shad Ford, Inc.                                              Mike Shad Ford of Orange Park                         FL
------------------------------------------------------------------------------------------------------------------------------------
Miller-Sutherlin Automotive, LLC                                  Miller-Sutherlin Automotive                           DE
------------------------------------------------------------------------------------------------------------------------------------
Mission Blvd. Motors, Inc.                                        Hayward Nissan                                        CA
------------------------------------------------------------------------------------------------------------------------------------
Mr. Wheels, Inc.                                                  Power Toyota Cerritos                                 CA
------------------------------------------------------------------------------------------------------------------------------------
Mullinax East, LLC                                                Mullinax Ford East                                    DE
------------------------------------------------------------------------------------------------------------------------------------
Mullinax Ford North Canton, Inc.                                  Mullinax Ford North Canton                            OH
------------------------------------------------------------------------------------------------------------------------------------
Mullinax Ford South, Inc.                                         Maroone Ford of Margate                               FL
------------------------------------------------------------------------------------------------------------------------------------
Mullinax Insurance Agency                                                                                               OH
------------------------------------------------------------------------------------------------------------------------------------
Mullinax Lincoln-Mercury, Inc.                                    Mullinax Lincoln-Mercury                              DE
------------------------------------------------------------------------------------------------------------------------------------
Mullinax of Mayfield, LLC                                         Mullinax Jeep Eagle of Mayfield
                                                                  Mullinax Lincoln-Mercury of Mayfield                  DE
------------------------------------------------------------------------------------------------------------------------------------
Mullinax Used Cars, Inc.                                          Mullinax Used Cars                                    OH
------------------------------------------------------------------------------------------------------------------------------------
Naperville Imports, Inc.                                          Mercedes-Benz of Naperville                           DE
------------------------------------------------------------------------------------------------------------------------------------
Newport Beach Cars, LLC                                           Newport Auto Center                                   DE
------------------------------------------------------------------------------------------------------------------------------------
Nichols Ford, Ltd.                                                Nichols Ford                                          TX
------------------------------------------------------------------------------------------------------------------------------------
Nichols GP, LLC                                                                                                         DE
------------------------------------------------------------------------------------------------------------------------------------
Nissan of Brandon, Inc.                                           Nissan of Brandon                                     FL
------------------------------------------------------------------------------------------------------------------------------------
Northpoint Chevrolet, LLC                                         Team Chevrolet at Northpoint                          DE
------------------------------------------------------------------------------------------------------------------------------------
Northpoint Ford, Inc.                                             Team Ford at Northpoint                               DE
------------------------------------------------------------------------------------------------------------------------------------
Northwest Financial Group, Inc.                                   BMW of Bellevue                                       WA
------------------------------------------------------------------------------------------------------------------------------------
Ontario Dodge, Inc.                                               Power Dodge Kia Ontario                               CA
------------------------------------------------------------------------------------------------------------------------------------
Orange County Automotive Imports, LLC                                                                                   DE
------------------------------------------------------------------------------------------------------------------------------------
Payton-Wright Ford Sales, Inc.                                    Payton-Wright Ford                                    TX
------------------------------------------------------------------------------------------------------------------------------------
Peyton Cramer Automotive                                          Acura of South Bay                                    CA
------------------------------------------------------------------------------------------------------------------------------------
Peyton Cramer Ford                                                Power Ford Torrence                                   CA
------------------------------------------------------------------------------------------------------------------------------------

LEGAL ENTITY                                                      CURRENT DBA IN USE                           STATE OF ORGANIZATION
------------                                                      ------------------                           ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Peyton Cramer Infiniti                                            Infiniti South Bay                                    CA
------------------------------------------------------------------------------------------------------------------------------------
Peyton Cramer Jaguar                                              Jaguar of South Bay                                   CA
------------------------------------------------------------------------------------------------------------------------------------
Peyton Cramer Lincoln-Mercury                                     Power Hyundai Volkswagen South Bay                    CA
------------------------------------------------------------------------------------------------------------------------------------
Pierce Automotive Corporation                                     AutoNation Fleet Direct                               AZ
------------------------------------------------------------------------------------------------------------------------------------
Pierce, LLC                                                       Tempe Toyota                                          DE
------------------------------------------------------------------------------------------------------------------------------------
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.                       Pitre Buick-Pontiac-GMC of Scottsdale                 DE
------------------------------------------------------------------------------------------------------------------------------------
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.                  Pitre Chrysler-Plymouth-Jeep of Scottsdale            DE
------------------------------------------------------------------------------------------------------------------------------------
Pitre Chrysler-Plymouth-Jeep on Bell, Inc.                        Lou Grubb Chrysler Jeep                               DE
------------------------------------------------------------------------------------------------------------------------------------
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.                    Pitre Isuzu Hyundai of Scottsdale                     DE
------------------------------------------------------------------------------------------------------------------------------------
Plains Chevrolet GP, LLC                                                                                                DE
------------------------------------------------------------------------------------------------------------------------------------
Plains Chevrolet, Ltd.                                            Plains Chevrolet                                      TX
------------------------------------------------------------------------------------------------------------------------------------
PMWQ, Inc.                                                                                                              NV
------------------------------------------------------------------------------------------------------------------------------------
PMWQ, Ltd.                                                                                                              TX
------------------------------------------------------------------------------------------------------------------------------------
Port City Imports, Inc.                                           Champion Honda Hyundai                                TX
------------------------------------------------------------------------------------------------------------------------------------
Port City Imports-HO, Inc.                                                                                              TX
------------------------------------------------------------------------------------------------------------------------------------
Port City Pontiac-GMC Trucks, Inc.                                Champion Pontiac, GMC, Buick                          TX
------------------------------------------------------------------------------------------------------------------------------------
Prime Auto Resources, Inc.                                                                                              CA
------------------------------------------------------------------------------------------------------------------------------------
Quality Nissan GP, LLC                                                                                                  DE
------------------------------------------------------------------------------------------------------------------------------------
Quality Nissan, Ltd.                                              Quality Nissan                                        TX
------------------------------------------------------------------------------------------------------------------------------------
Quinlan Motors, Inc.                                              AutoWay Nissan of Clearwater                          FL
------------------------------------------------------------------------------------------------------------------------------------
R. Coop Limited                                                                                                         CO
------------------------------------------------------------------------------------------------------------------------------------
R.L. Buscher II, Inc.                                                                                                   CO
------------------------------------------------------------------------------------------------------------------------------------
R.L. Buscher III, Inc.                                                                                                  CO
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Holdings, Inc.                                                                                              FL
------------------------------------------------------------------------------------------------------------------------------------
Republic DM Property Acquisition Corp.                                                                                  DE
------------------------------------------------------------------------------------------------------------------------------------
Republic Resources Company                                                                                              DE
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Republic Risk Management Services, Inc.                                                                                 FL
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Resources Aviation, Inc.                                                                                                FL
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RI Merger Corp.                                                                                                         CO
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RI/ASC Acquisition Corp.                                          Neighborhood Service Center                           DE
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RI/BB Acquisition Corp.                                           Courtesy Auto Glass and Upholstery
                                                                  Courtesy Collision Oviedo
                                                                  Courtesy Collision Orange Ave.
                                                                  Courtesy Collision Chevrolet at the Airport
                                                                  Courtesy Collision Hoffner
                                                                  Courtesy Collision East Colonial
                                                                  Courtesy Collision Winter Garder
                                                                  Courtesy Collision Kissimmee
                                                                  Courtesy Collision Longwood                           DE
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RI/BBNM Acquisition Corp                                                                                                AZ
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RI/BRC Real Estate Corp.                                                                                                CA
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RI/DM Acquisition Corp.                                                                                                 DE
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RI/Hollywood Nissan Acquisition Corp.                             Maroone Nissan of Pembroke Pines                      DE
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RI/LLC Acquisition Corp.                                          John Elway Nissan South; John Elway Nissan North      CO
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RI/LLC-2 Acquisition Corp.                                        John Elway Ford Downtown                              CO
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RI/PII Acquisition Corp.                                          Team Mitsubishi at Northpoint                         DE
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RI/RMC Acquisition GP, LLC                                                                                              DE
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RI/RMC Acquisition, Ltd.                                          Champion Chevrolet                                    TX
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

LEGAL ENTITY                                                      CURRENT DBA IN USE                           STATE OF ORGANIZATION
------------                                                      ------------------                           ---------------------

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RI/RMP Acquisition Corp.                                          Champion Pontiac/GMC; Champion Jeep;
                                                                  Champion Hyundai; Champion
                                                                  Pontiac/GMC/Jeep/Hyundai; Champion Autoplex;
                                                                  Champion Chrysler; Champion Chrysler
                                                                  Plymouth Jeep; Champion Plymouth                      DE
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RI/RMT Acquisition GP, LLC                                                                                              DE
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RI/RMT Acquisition, Ltd.                                          Champion Toyota                                       TX
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RI/WFI Acquisition Corporation                                    Woodfield Ford                                        DE
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RIVT I LLC                                                                                                              DE
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RIVT I LP                                                                                                               DE
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RIVT II LLC                                                                                                             DE
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RIVT II LP                                                                                                              DE
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RIVT Management, Inc.                                                                                                   DE
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Rosecrans Holdings, LLC                                                                                                 DE
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Rosecrans Investments, LLC                                                                                              DE
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Roseville Motor Corporation                                       Autowest Dodge Chrysler-Plymouth Jeep                 CA
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RRM Corporation                                                                                                         DE
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RSHC, Inc.                                                                                                              DE
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Sahara Imports, Inc.                                              Desert Honda                                          NV
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Sahara Nissan, Inc.                                               Desert Nissan                                         NV
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Saul Chevrolet, Inc.                                              Power Chevrolet Corona; Power Volkswagen Corona       CA
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SCM Realty, Inc.                                                                                                        FL
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Security Insurance Agency, Inc.                                                                                         MD
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Service Station Holding Corp.                                                                                           DE
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Shamrock Ford, Inc.                                               Ford of Dublin                                        CA
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Six Jays LLC                                                                                                            CO
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SMI Motors, Inc.                                                  Costa Mesa Infiniti                                   CA
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Smythe European, Inc.                                             Smythe Volvo                                          CA
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Southwest Dodge, LLC                                              John Elway Dodge Southwest                            DE
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Spitfire Properties, Inc.                                                                                               FL
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Spokane Mitsubishi Dealers Advertising Association, Inc.                                                                WA
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Star Motors, LLC                                                  Mercedes-Benz of Fort Lauderdale                      DE
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Steakley Chevrolet GP, LLC                                                                                              DE
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Steakley Chevrolet, Ltd.                                          Steakley Chevrolet                                    TX
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Steeplechase Motor Company                                                                                              TX
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Steve Moore Chevrolet Delray, LLC                                 Maroone Chevrolet of Delray                           DE
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Steve Moore Chevrolet, LLC                                        Maroone Chevrolet of Greenacres                       DE
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Steve Moore's Buy-Right Auto Center, Inc.                                                                               FL
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Steve Rayman Pontiac-Buick-GMC-Truck, LLC                         Team Pontiac-Buick-GMC                                DE
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Stevens Creek Motors, Inc.                                        Stevens Creek Acura                                   CA
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Sunrise Nissan of Jacksonville, Inc.                              Mike Shad Nissan of Jacksonville                      FL
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Sunrise Nissan of Orange Park, Inc.                               Mike Shad Nissan of Orange Park                       FL
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Sunset Pontiac-GMC Truck South, Inc.                              AutoWay Pontiac-GMC South                             FL
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Sunset Pontiac-GMC, Inc.                                          AutoWay Pontiac GMC-North                             MI
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Superior Nissan, Inc.                                             Superior Nissan                                       NC
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Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC                       Team Chrysler Jeep                                    DE
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Sutherlin H. Imports, LLC                                         Team Honda                                            DE
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Sutherlin Imports, LLC                                            AutoWay Toyota                                        DE
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Sutherlin Nissan, LLC                                             Team Nissan of Lithia Springs                         DE
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Sutherlin Town Center, Inc.                                                                                             GA
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Tartan Advertising, Inc.                                                                                                CA
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Tasha Incorporated                                                                                                      CA
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Taylor Jeep Eagle, LLC                                            Taylor Chrysler Jeep                                  DE
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Team Dodge, Inc.                                                  Team Dodge of Union City                              DE
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

LEGAL ENTITY                                                      CURRENT DBA IN USE                           STATE OF ORGANIZATION
------------                                                      ------------------                           ---------------------

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Terry York Motor Cars, Ltd.                                       Power Honda Valencia; Landrover Encino                CA
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Texan Ford Sales, Ltd.                                            Texan Ford                                            TX
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Texan Ford, Inc.                                                  Champion Ford Katy                                    TX
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Texan Lincoln-Mercury, Inc.                                       Champion Lincoln Mercury Isuzu                        DE
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Texan Sales GP, LLC                                                                                                     DE
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Texas Management Companies LP, LLC                                                                                      DE
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The Consulting Source, Inc.                                                                                             FL
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The Pierce Corporation II, Inc.                                                                                         AZ
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Tinley Park A. Imports, Inc.                                      Laurel Audi of Tinley Park                            DE
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Tinley Park J. Imports, Inc.                                      Jaguar Tinley Park                                    DE
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Tinley Park V. Imports, Inc.                                      Laurel Volvo of Tinley Park                           DE
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Torrance Nissan, LLC                                              Power Nissan Torrance                                 DE
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Tousley Ford, Inc.                                                Tousley Ford                                          MN
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Tower Food & Beverage, Inc.                                                                                             FL
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Town & Country Chrysler Jeep, Inc.                                                                                      DE
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Toyota Cerritos Limited Partnership                                                                                     GA
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Triangle Corporation                                                                                                    DE
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Tustin Auto Venture, LLC                                                                                                DE
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T-West Sales & Service, Inc.                                      Desert Toyota                                         NV
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Valencia B. Imports, Inc.                                         Valencia BMW                                          DE
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Valencia Dodge                                                    Power Chrysler Jeep Valencia; Power Dodge Valencia    CA
------------------------------------------------------------------------------------------------------------------------------------
Valencia H. Imports, Inc.                                         Power Honda Valencia                                  DE
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Valencia Lincoln-Mercury, Inc.                                                                                          DE
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Valley Chevrolet, LLC                                             Fox Chevrolet of Timonium                             DE
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Vanderbeek Motors, Inc.                                           Roseville Mazda, Subaru; Roseville BMW                CA
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Vanderbeek Olds/GMC Truck, Inc.                                   AutoWest Buick, GMC                                   CA
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Village Motors, LLC                                               Libertyville Toyota                                   DE
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Vince Wiese Chevrolet, Inc.                                       Power Chevrolet Valencia                              DE
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W.O. Bankston Lincoln-Mercury, Inc.                               Bankston Lincoln-Mercury                              DE
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W.O. Bankston Nissan, Inc.                                        Bankston Nissan of Dallas                             TX
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Wallace Dodge, LLC                                                Maroone Dodge of Delray                               DE
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Wallace Ford, LLC                                                 Maroone Ford of Delray                                DE
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Wallace Lincoln-Mercury, LLC                                      Maroone Lincoln-Mercury of North Palm Beach           DE
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Wallace Nissan, LLC                                               Maroone Nissan of Delray                              DE
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Webb Automotive Group, Inc.                                                                                             CA
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West Colton Cars, Inc.                                                                                                  CA
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West Side Motors, Inc.                                            West Side Honda                                       TN
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Westgate Chevrolet GP, LLC                                                                                              DE
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Westgate Chevrolet, Ltd.                                          Westgate Chevrolet                                    TX
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Westmont A. Imports, Inc.                                         Laurel Audi of Westmont                               DE
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Westmont B. Imports, Inc.                                         Laurel BMW of Westmont                                DE
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Westmont M. Imports, Inc.                                         Mercedes Benz of Westmont                             DE
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Woody Capital Investment Company II                                                                                     CO
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Woody Capital Investment Company III                                                                                    CO
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Working Man`s Credit Plan, Inc.                                                                                         TX
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World Wide Warranty Co.                                                                                                 FL
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York Enterprises South, Inc.                                      Power Ford Huntington Beach                           CA
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

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